UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 1, 2013 (June 4, 2013)

ACROBOO, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54349
(Commission File No.)

3000 Bayport Drive
Suite 250
Tampa, FL   33607
(Address of principal executive offices and Zip Code)

(813) 637-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On June 4, 2013, we terminated De Joya Griffith, LLC, 2580 Anthem Village Drive, Henderson, Nevada 89052 as our auditor.  Except as noted in the paragraph immediately below, the reports of De Joya Griffith, LLC on the financial statements as of and for the years ended September 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports on our financial statements as of and for the years ended September 30, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the years ended September 30, 2011 and 2010 and for the period October 1, 2011 through June 4, 2013,  we have not had any disagreements with De Joya Griffith, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to De Joya Griffith, LLC’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

During the years ended September 30, 2011 and 2010, and through June 4, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K other than on September 18, 2012 we filed a Form 8-K and disclosed that our board of directors determined, upon advice of management, that our financial statements and related disclosures included in our quarterly reports on Form 10-Q for the periods ended March 31, 2011, June 30, 2011 and our Form 10-K for the year ended September 30, 2011, (“Previously Issued Financial Statements”) should be restated because they contain errors as addressed in Financial Accounting Standards Board Accounting Standards Codification Topic 250, Accounting Changes and Error Corrections. Accordingly, the Previously Issued Financial Statements issued by us should not be relied upon. We intend to restate the Previously Issued Financial Statements to correct the errors by amending our Form 10-Qs for the periods ended March 31, 2011, June 30, 2011 and Form 10-K for the year ended September 30, 2011.  The foregoing matters were discussed with De Joya Griffith, LLC.

On June 24, 2013, we delivered a copy of this report to De Joya Griffith, LLC and De Joya Griffith, LLC issued its response agreeing with the foregoing which is attached hereto as “Exhibit 16.1”.

New independent registered public accounting firm

On June 4, 2013, we engaged Paula S. Morelli, CPA P.C., 21 Martha Street, Freeport, New York 11520, independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors. We have not consulted with Paula S. Morelli, CPA P.C. on any accounting issues prior to engaging it as our new auditor.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Paula S. Morelli, CPA P.C. regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that De Joya Griffith, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

16.1	Letter from De Joya Griffith, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of July 2013.

ACROBOO, INC.

BY:	DANIEL R. FURLONG
Daniel R. Furlong, President